                                                                      Exhibit 24



                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 1997.



                                     A. Robert Abboud
                                     ------------------------------------------

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1997.



                                     James W. Cozad
                                     ------------------------------------------

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of February, 1997.



                                     Robert J. Darnall
                                     ------------------------------------------

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1997.



                                     James A. Henderson
                                     ------------------------------------------

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 1997.



                                     Robert B. McKersie
                                     ------------------------------------------

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 1997.



                                     Leo F. Mullin
                                     ------------------------------------------

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 1997.



                                     Donald S. Perkins
                                     ------------------------------------------

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1997.



                                     Jean-Pierre Rosso
                                     ------------------------------------------

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 1997.



                                     Joshua I. Smith
                                     ------------------------------------------

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 1997.



                                     Nancy H. Teeters
                                     ------------------------------------------

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Cynthia C. Heath, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1996, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 1997.



                                     Arnold R. Weber
                                     ------------------------------------------